Intangible assets	12 Months Ended
Dec. 31, 2023
Intangible assets
Intangible assets

14.Intangible assets

	Licenses	Software	Total
Cost as of January 1, 2023	2,034	330	2,364
Additions	0	0	0
Cost as of December 31, 2023	2,034	330	2,364

Accumulated amortization/impairment as of January 1, 2023	2,033	273	2,306
Amortization charge for the year	0	33	33
Accumulated amortization/impairment as of December 31, 2023	2,033	306	2,339
Carrying value as of December 31, 2023	1	24	25

	Licenses	Software	Total
Cost as of January 1, 2022	2,034	293	2,327
Additions	0	37	37
Cost as of December 31, 2022	2,034	330	2,364

Accumulated amortization/impairment as of January 1, 2022	470	250	720
Amortization charge for the year	87	23	110
Impairment incurred during the year	1,476	0	1,476
Accumulated amortization/impairment as of December 31, 2022	2,033	273	2,306
Carrying value as of December 31, 2022	1	57	58

Impairment loss

In December 2020, Affimed entered into a patent and technology license agreement (the “MD Anderson License”) providing the Group with an exclusive development and commercialization license. The Group recognized the non-refundable license fee of $2 million (€1.6 million) as an intangible asset and was amortizing the acquisition cost, on a straight line basis, over an estimated useful life of 19 years. In 2022, however, Affimed decided that the further development of its ICE® molecules would utilize alternative technologies that would not require the MD Anderson License, as evidenced by Affimed’s agreement with Artiva Biotherapeutics Inc to develop AFM13 in combination with AB-101. Accordingly, Affimed determined that it was unlikely that the MD Anderson License would be used going forward, and therefore an impairment indicator was identified by management resulting in impairment of the remaining net book value of the license (€1.5 million) to nil.